SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                 April 23, 2004
                                  ------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                                  UNICORP, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Nevada                      2-73389                       75-1764386
  ------------                ----------                    --------------
 (State or other        (Commission File No.)            (IRS Employer I.D. No.)
 Jurisdiction)

                      1301 Travis, #1200 Houston, TX 77002
                    (Address of Principal Executive Offices)

                                 (713) 547-8900
                         (Registrant's Telephone Number)


          (Former Name or Former Address if changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant

(a)                        Previous independent accountants

(i) On April 23, 2004, the Registrant dismissed Malone & Bailey PLLC from its position as the Company's independent accounts.

(ii) The audit report of Malone & Bailey PLLC, on August 4, 2003, for the year ended December 31, 2002 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

(iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Malone & Bailey PLLC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Malone & Bailey PLLC would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K
                           Item 304 (a)(1)(v)).

(vi) The Registrant requested that Malone & Bailey PLLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

         (b) New independent accountants

         On April 23 , 2004, the Registrant engaged Thomas Leger & Co. LLP to audit its financial statements for the year ended December 31, 2003. During the two most recent fiscal years and through December 31, 2003, the Registrant has not consulted with Thomas Leger & Co. LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advise was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit             Description of Exhibit
         Number

          16.1          Letter from Malone & Bailey PLLC dated April 23, 2004



                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: May 13, 2004                   Unicorp, Inc.

                                            By:/s/ Hank Vanderkam
                                            Chief Executive Officer

MALONE & BAILEY PLLC
Certified Public Accountants
5444 Westheimer
Houston, Texas






April 23, 2004




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4 of Form 8-K dated May 13, 2004, of Unicorp, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statement of the registrant contained in the Form 8-K.

Very truly yours,



/s/ Malone & Bailey PLLC